                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )


   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]


   Check the appropriate box:
   [ ] Preliminary Proxy Statement              [ ] Confidential, for Use of the
   [X] Definitive Proxy Statement             Commission Only (as permitted
   [ ] Definitive Additional Materials        by Rule 14a-6(e)(2))
   [ ] Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                               OWOSSO CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1) Title of each class of securities to which transaction applies:
________________________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________
   (5) Total fee paid:
________________________________________________________________________________
   [ ] Fee paid previously with preliminary materials.
________________________________________________________________________________
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
________________________________________________________________________________
   (2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________
   (3) Filing Party:
________________________________________________________________________________
   (4) Date Filed:
________________________________________________________________________________

                                  [OWOSSO LOGO]

                              The Triad Building
                     2200 Renaissance Boulevard, Suite 150
                      King of Prussia, Pennsylvania 19406

                              ------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                MARCH 22, 2001

                              ------------------

To the Shareholders of Owosso Corporation:

     The Annual Meeting of Shareholders of Owosso Corporation, a Pennsylvania corporation (the "Company"), will be held at 9:00 a.m., local time, on March 22, 2001, at the Company's headquarters at The Triad Building, 2200 Renaissance Boulevard, Suite 150, King of Prussia, Pennsylvania 19406, for the following purposes:

     (1) To elect seven directors of the Company for a one-year term;

     (2) To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending October 28, 2001; and

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of the Company's Common Stock or Class A Convertible Preferred Stock at the close of business on February 14, 2001, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE, ENCLOSED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY BY WRITTEN NOTICE AT THAT TIME.

                                     By Order of the Board of Directors


                                     /s/ George B. Lemmon, Jr.
                                     -------------------------------------------
                                     George B. Lemmon, Jr.
                                     President & Chief Executive Officer


February 22, 2001

                                 [OWOSSO LOGO]

                              The Triad Building
                     2200 Renaissance Boulevard, Suite 150
                      King of Prussia, Pennsylvania 19406

                              ------------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                MARCH 22, 2001

                              ------------------

     This Proxy Statement, which is first being mailed to shareholders on or about February 22, 2001, is furnished in connection with the solicitation by the Board of Directors of Owosso Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 9:00 a.m. on March 22, 2001, at the Company's headquarters at The Triad Building, 2200 Renaissance Boulevard, Suite 150, King of Prussia, Pennsylvania 19406, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed and returned prior to voting at the meeting, the shares represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares represented thereby will be voted for IN FAVOR OF the election of the nominees for directors named below, IN FAVOR OF the ratification of the appointment of Deloitte & Touche LLP as independent auditors, and in support of management on such other business as may properly come before the Annual Meeting or any adjournments thereof. Shareholders whose shares are held of record by a broker or other nominee are nevertheless encouraged to fill in the boxes of their choice on the proxy, as brokers and other nominees may not be permitted to vote shares with respect to certain matters for which they have not received specific instructions from the beneficial owners of the shares. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the Annual Meeting.


                                    VOTING

     Holders of record of the Company's Common Stock or Class A Convertible Preferred Stock on February 14, 2001, will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were 5,849,939 shares of Common Stock and 1,071,428 shares of Class A Convertible Preferred Stock outstanding and entitled to vote. The presence, in person or by proxy, of holders of Common Stock and Class A Convertible Preferred Stock entitled to cast at least a majority of the votes which all holders of Common Stock and Class A Convertible Preferred Stock are entitled to cast on any particular matter will constitute a quorum for purposes of the transaction of business. Votes withheld and abstentions will be counted, but broker non-votes will not be counted, in determining the presence of a quorum.

     Each share of Common Stock and each share of Class A Convertible Preferred Stock entitles the holder thereof to one vote on the election of six nominees for director and on any other matter that may properly come before the Annual Meeting. Additionally, holders of Class A Convertible Preferred Stock have the right, voting as a separate voting group, to elect one director. Shareholders are not entitled to cumulative voting in the election of directors. In the election of directors, the number of nominees to be elected in each class who receive the greatest number of votes cast at the Annual Meeting by the holders of the Common Stock or Class A Convertible Preferred Stock will be elected as directors. All other actions to be taken by the shareholders at the Annual Meeting shall be taken by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. Pennsylvania law provides that abstentions, votes withheld and broker non-votes are not votes cast. Therefore, with respect to the election of directors, abstentions, votes withheld and broker non-votes do not count either for or against such election.

     The cost of solicitation of proxies by the Board of Directors will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone or telegraph and, in addition, directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to beneficial owners in order to solicit authorizations for the execution of proxies. The Company will, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such proxy materials to the beneficial owners of the Company's stock.

                             ELECTION OF DIRECTORS
                                 (Proposal 1)

     Directors are elected annually and serve a one year term. The Company's Board of Directors consists of seven members, and all seven seats for director are up for election. Unless otherwise specified in the accompanying proxy, the shares of Common Stock and Class A Convertible Preferred Stock voted pursuant thereto will be cast for George B. Lemmon, Jr., John R. Reese, Eugene P. Lynch, Ellen D. Harvey, Harry E. Hill and James A. Ounsworth, and the shares of Class A Convertible Preferred Stock voted pursuant thereto will be cast for Lowell P. Huntsinger, each for a term expiring at the Annual Meeting of Shareholders to be held in 2002. Each nominee is currently serving as a director. If, for any reason, at the time of election, any of the nominees named should decline or be unable to accept his or her nomination or election, it is intended that such proxy will be voted for the election, in the nominee's place, of a substituted nominee, who would be recommended by the Board of Directors (except in the case of a substituted nominee for Lowell P. Huntsinger, who would be recommended by the holders of 25% of the Class A Convertible Preferred Stock). The Board of Directors, however, has no reason to believe that any of the nominees will be unable to serve as a director.

     The following biographical information is furnished as to the current directors of the Company, each of whom is a nominee for election. There are no family relationships among any of the directors.

     Nominees for Election by Holders of Common Stock or Class A Convertible Preferred Stock

     George B. Lemmon, Jr., 39, became President of the Company in May 1996, and has served as Chief Executive Officer of the Company since August 1995 and as a director of the Company since March 1994. Mr. Lemmon was also the Company's Secretary and Treasurer from March 1994 until June 1996. From January 1995 to August 1995, Mr. Lemmon served as Executive Vice President -- Corporate Development.

     John R. Reese, 57, was elected Chairman of the Board of Directors in March 1997. He has served as a director of the Company since March 1994, and served as a director of Brynavon Group from 1982 until October 1994. Mr. Reese served as the Vice Chairman of the Board of the Company from June 1996 to March 1997 and then became Chairman. Mr. Reese is also a Limited Managing Director at Lazard Freres & Co., LLC, a position he has held since 1998, where he is in the Private Clients Division, which provides investment advice to high net worth individuals. From 1986 to 1995, Mr. Reese was a partner at Lazard, Freres & Co.

     Eugene P. Lynch, 39, has served as a director of the Company since October 1994. Since 1990, Mr. Lynch has been a partner of The Clipper Group, and he has been a Managing Director of the firm since October 1993. The Clipper Group is a New York-based private investment management firm that was formed in 1990 to manage private equity investments on behalf of Credit Suisse First Boston and other institutions. Mr. Lynch serves as a director of AVTEAM, Inc. and several private companies.

     Ellen D. Harvey, 47, has served as a director of the Company since October 1994. Since September 2000, Ms. Harvey has been a Partner and Manager, Fixed Income, of Brown Investment Advisory & Trust Co., responsible for client investment in fixed income securities. From September 1996 to January 2000, she was a principal of Morgan Stanley Dean Witter Investment Management (formerly known as Morgan Stanley & Co.). From 1984 to January 1996, Ms. Harvey served as a portfolio manager for Miller, Anderson & Sherrerd, a money management firm in West Conshohocken, Pennsylvania, and was a partner of that firm from 1989 to September 1996, at which time it was acquired by Morgan Stanley.

     Harry E. Hill, 52, has served as a director of the Company since January 1995. Since 1991, Mr. Hill has served as President and Chief Executive Officer of Empire Abrasive Equipment Company, which manufactures portable, cabinet and automated pneumatic blasting equipment. Since 1984, Mr. Hill has been Managing Partner of H.E. Hill and Company, which offers consulting services to manufacturing and other companies. Since 1987, he has also been the President and Chief Executive Officer of Delaware Car Company, which is engaged in the railroad repair and equipment manufacturing business.

     James A. Ounsworth, 58, has served as a director of the Company since October 1994. From November 1995 to December 2000, he was a Senior Vice President of Safeguard Scientifics, Inc. and Vice President, Secretary and General Counsel of Safeguard Scientifics, Inc. from December 1991. Mr. Ounsworth is currently retired. Mr. Ounsworth is a director of Tangram Enterprise Solutions, Inc. Prior to December 1991, Mr. Ounsworth was a partner in the Business Department of Pepper Hamilton LLP, a law firm based in Philadelphia, Pennsylvania.

     Nominee for Election by Holders of Class A Convertible Preferred Stock, Voting as a Separate Voting Group

     Lowell P. Huntsinger, 68, has served as a director of the Company since November 1995. Mr. Huntsinger was the president of Stature Electric, Inc. until it was acquired by the Company in October 1995. Mr. Huntsinger was elected to the Board of Directors by the owners of the Company's Class A Convertible Preferred Stock, which stock was issued in connection with the Stature Electric acquisition. He is currently retired. In 1974, Mr. Huntsinger co-founded Stature Electric with its two other shareholders, one of whom remains with Stature Electric.

     The Board of Directors recommends a vote FOR Proposal 1 to elect all nominees.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors consists of Ms. Harvey, Mr. Ounsworth and Mr. Hill, who were not at any time officers or employees of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of another entity that has one or more executive officers that will serve as a member of the Board of Directors or the Company's Compensation Committee.

Committees and Meetings of the Board of Directors

     During the Company's 2000 fiscal year, which ended on October 29, 2000, the Board of Directors held five meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he or she served.

     During fiscal year 2000, the Audit Committee, which consisted of Mr. Hill, Mr. Lynch and Mr. Ounsworth, met four times. Each member of the Audit Committee is considered independent under the applicable NASD listing standards. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting control and policies, financial reporting requirements, alternative accounting principles that could be applied and the quality and effectiveness of the independent accountants. In June, 2000, the Board and the Audit Committee unanimously adopted a new Audit Committee Charter outlining the responsibilities and duties of the Audit Committee. A copy of the new Audit Committee Charter is included as Appendix A to this Proxy Statement.

     During fiscal 2000, the Compensation Committee, which consisted of Ms. Harvey, Mr. Ounsworth and Mr. Hill, met one time. The Compensation Committee is responsible for establishing the salaries of the executive officers of the Company, incentives and other forms of compensation and benefit plans, and also administers the Company's 1994 Stock Option Plan and 1998 Long-Term Incentive Plan. The Report of the Compensation Committee follows the information regarding executive compensation.

     The Company does not have a standing Nominating Committee.

Director Compensation

     The Company pays non-employee directors an annual fee of $8,000 payable in Common Stock, plus $1,500 for each Board meeting and $400 for each committee meeting attended by such director in person. The Company will also reimburse the directors for expenses incurred in connection with their activities as directors.

     The Company's 1994 Stock Option Plan provides for the automatic grant of an option to purchase 10,000 shares of Common Stock to each person (other than an employee of the Company) upon his initial election as a director of the Company by the shareholders at a per share purchase price equal to the closing sale price of the Common Stock on the date of grant. Each such option vests, on a cumulative basis, as to one-fifth of the number of shares of Common Stock underlying the option on each anniversary of the grant date commencing on the first anniversary. The options expire, as to each vested portion of the option, on the fifth anniversary of the vest date.

                            EXECUTIVE COMPENSATION

Cash and Non-Cash Compensation Paid To Certain Executive Officers

     The following table sets forth, with respect to services rendered during fiscal 2000, 1999 and 1998, the total compensation paid by the Company to the Company's Chief Executive Officer, the next four highest paid executive officers whose total annual salary and bonus exceeded $100,000 during fiscal 2000 and one additional individual who would have been one of the four highest paid executive officers, but for the fact that the individual was not serving as an executive officer at the end of fiscal 2000 (the "named executive officers"). The Company has no written employment agreements with any of the named executive officers.


                          SUMMARY COMPENSATION TABLE



                                                Annual Compensation                       Long-Term Compensation
                                ------------------------------------------------------  --------------------------
                                                                            Other
                                                                           Annual        Restricted    Securities
                                                                           Compen-          Stock      Underlying       All Other
                                               Salary        Bonus         sation          Awards        Options       Compensation
Name and Principal Position        Year         ($)          ($)            ($)           ($) (5)         (#)             ($)
------------------------------  ----------  ------------  ----------  ----------------  ------------  ------------  ----------------
George B. Lemmon, Jr.             2000       $ 202,000     $      0             --         $    --       38,000        $  10,015(6)
 President and Chief              1999       $ 196,000     $ 58,000             --         $ 4,000       25,000        $   9,680
 Executive Officer                1998       $ 198,327     $ 50,000             --         $    --       50,000        $   5,766
Harry Holliday III                2000       $ 202,000     $      0             --         $    --       38,000        $   9,146(7)
 Executive Vice President         1999       $ 196,000     $ 35,000             --         $ 2,400       25,000        $   8,801
 and Chief Operating Officer      1998       $ 204,385     $ 30,000             --         $    --       50,000        $   4,902
John M. Morrash                   2000       $ 181,260     $      0             --         $    --       58,000        $   8,951(8)
 Executive Vice President --      1999(1)    $  90,866     $ 28,800             --         $ 5,700       50,000        $      38
 Finance, Chief Financial
 Officer, Secretary and Treasurer
Brian Tidwell                     2000       $ 150,000     $      0             --         $    --        8,000        $     248(9)
 Former Vice President of         1999       $ 133,077     $ 12,000      $  20,000(4)      $ 1,200       15,000        $   4,052
 Operations                       1998       $ 110,029     $ 28,650             --         $    --       50,000        $   3,367
Steven R. Shubert                 2000       $ 113,000     $      0             --         $    --        8,000        $   5,825(10)
 Chief Information Officer        1999(2)    $ 110,000     $ 18,000             --         $    --           --        $      55
Kirk E. Moore                     2000(3)    $ 101,210     $      0             --         $    --       32,500        $   5,211(11)
 Corporate Controller


------------
 (1) Mr. Morrash was elected as an executive officer of the Company in June
     1999.

 (2) Mr. Shubert was elected as an executive officer of the Company in December 1998.

 (3) Mr. Moore was elected as an executive officer of the Company in March
     2000.

 (4) Represents one-time relocation bonus.

 (5) At October 29, 2000, the value of the restricted stock awards granted to the named executive officers in fiscal 2000 was: Mr. Lemmon, $1,980 for his 1,267 shares; Mr. Holiday, $1,188 for his 760 shares; Mr. Morrash, $2,823 for his 1,806 shares; Mr. Tidwell, $594 for his 380 shares; and Mr. Shubert, $991 for his 634 shares. Dividends will be paid on the restricted stock. The restricted stock awards of each of the foregoing named executive officers vested in December 2000.

 (6) Represents premiums of $1,175 paid by the Company for group term life insurance and a matching contribution by the Company of $8,840 to our 401(k) savings plan.

 (7) Represents premiums of $306 paid by the Company for group term life insurance and a matching contribution by the Company of $8,840 to our 401(k) savings plan.

 (8) Represents premiums of $526 paid by the Company for group term life insurance and a matching contribution by the Company of $8,425 to our 401(k) savings plan.

 (9) Represents premiums of $248 paid by the Company for group term life insurance.

(10) Represents premiums of $175 paid by the Company for group term life insurance and a matching contribution by the Company of $5,650 to our 401(k) savings plan.

(11) Represents premiums of $150 paid by the Company for group term life insurance and a matching contribution by the Company of $5,061 to our 401(k) savings plan.


Stock Options Granted to Certain Executive Officers During Last Fiscal Year

     Under the 1994 Stock Option Plan and the 1998 Long-Term Incentive Plan, options to purchase Common Stock are available for grant to directors, officers and other key employees of the Company. The following table sets forth certain information regarding options for the purchase of Common Stock that were awarded to the named executive officers during fiscal 1998.

              OPTION GRANTS IN FISCAL YEAR ENDED OCTOBER 29, 2000

                                                        Percent of                                 Potential Realizable Gain at
                                       Number of      Total Options      Exercise                     Assumed Annual Rates of
                                       Securities       Granted to          or                     Stock Appreciation for Option
                                       Underlying      Employees in        Base                      Terms Compounded Annually
                                        Options        Last Fiscal         Price       Expiration  -----------------------------
               Name                   Granted (#)          Year           ($/Sh)        Date (6)          5%           10%
----------------------------------   -------------   ---------------   ------------   ------------   -----------   -----------
George B. Lemmon, Jr.(1) .........        8,000       3.1%             $  3.156        12/16/09       $ 12,144      $ 29,367
                                         30,000      11.6%             $  1.438        10/18/10       $ 20,749      $ 50,175
Harry Holiday III (2) ............        8,000       3.1%             $  3.156        12/16/09       $ 12,144      $ 29,367
                                         30,000      11.6%             $  1.438        10/18/10       $ 20,749      $ 50,175
John M. Morrash (3) ..............        8,000       3.1%             $  3.156        12/16/09       $ 12,144      $ 29,367
                                         50,000      19.3%             $  1.438        10/18/10       $ 34,582      $ 83,628
Brian Tidwell (4) ................        8,000       3.1%             $  3.156        12/16/09       $ 12,144      $ 29,367
Steven R. Shubert (4) ............        8,000       3.1%             $  3.156        12/16/09       $ 12,144      $ 29,367
Kirk E. Moore (5) ................        2,500       1.0%             $  3.156        12/16/09       $  3,795      $  9,177
                                         30,000      11.6%             $  1.438        10/18/10       $ 20,749      $ 50,175

------------
(1) The stock options issued to Mr. Lemmon were granted under the Company's 1998 Long Term Incentive Plan (the "1998 Plan").

(2) Of the stock options granted to Mr. Holiday, 8,000 were granted under the 1998 Plan and 30,000 were granted under the Company's 1994 Stock Option Plan (the "1994 Plan").

(3) Of the stock options granted to Mr. Morrash, 8,000 were granted under the 1998 Plan and 50,000 were granted under the 1994 Plan.

(4) Granted under the 1998 Plan.

(5) Of the stock options granted to Mr. Moore, 2,500 were granted under the 1998 Plan and 30,000 were granted under the 1994 Plan.

(6) The options under both the 1998 Plan and 1994 Plan vest equally over five years beginning with the first anniversary of the grant date, and the options expire, with respect to each vested portion of the options, five years after the vesting of such portion, or if sooner, the tenth anniversary of the grant date.

Option Exercises and Fiscal Year-End Option Values

     No options granted by the Company were exercised by the named executive officers during fiscal 2000. The following table sets forth certain information regarding options for the purchase of Common Stock that were held by the named executive officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                     Number of Securities
                                      Shares          Value               Unexercised              Value of Unexercised In-the-
                                    Acquired on     Realized              Options at                          Money
Name                               Exercise (#)        ($)               FY - End (#)                 Options at FY-End ($)
----                              --------------   ----------   -------------------------------   ------------------------------
                                                                 Exercisable     Unexercisable     Exercisable     Unexercisable
                                                                -------------   ---------------   -------------   --------------
George B. Lemmon, Jr. .........        --             --           90,000           98,000             --               --
Harry Holiday III .............        --             --           65,000           90,000             --               --
John M. Morrash ...............        --             --           10,000           98,000             --               --
Brian Tidwell .................        --             --           28,200           51,800             --               --
Steve R. Shubert ..............        --             --            1,500           14,000             --               --
Kirk E. Moore .................        --             --                0           32,500             --               --

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company, consisting of three non-employee directors, establishes the compensation of the Chief Executive Officer of the Company, incentives and other forms of compensation and benefit plans, reviews the compensation of senior management and administers the Company's 1994 Stock Option Plan and 1998 Long-Term Incentive Plan.

     The Compensation Committee's policy regarding executive compensation reflects a commitment to offer competitive compensation opportunities for its executive officers, so as to attract and retain quality executives, to provide incentives to such executives so as to achieve performance objectives that enhance shareholder value, and to reward excellent performance. Accordingly, the Compensation Committee has instituted a compensation program that provides the Company's executives with (i) a competitive base salary, (ii) a bonus arrangement that encourages individual achievement, and (iii) stock options and other stock-based compensation granted at market value in order to provide long-term incentives, thereby encouraging long-term strategic management and enhancement of shareholder value.

     The Compensation Committee believes that the following current base salaries for the Company's executive officers for calendar year 2001 are appropriate in light of the executive officers' contribution to the Company's operations and performance and the value of their jobs in the marketplace:
George B. Lemmon, Jr., $203,010, Harry Holiday III, $203,010, John M. Morrash, $181,260, Steve Shubert, $113,767 and Kirk Moore, $101,210. In considering each officer's contribution to the Company's success, the Compensation Committee considers, among other things, such officer's role in enhancing the Company's growth, both internally and through its acquisition program, controlling costs, making efficient use of the Company's assets and employees, and monitoring the Company's operations. In addition, to retain its highly skilled work force, the Company strives to remain competitive with the pay of other highly respected employers who compete with the Company for talent.

     The Compensation Committee believes that executive officers' compensation should correlate with the Company's annual performance. Consequently, the officers have the ability to receive a relatively large proportion of their compensation pursuant to bonus arrangements, which the Compensation Committee intends to continue. In fiscal 2000, the bonus arrangement for the Company's executive officers was tied to matrices incorporating Company performance compared to budget for earning per share and return on employed capital. With respect to the Chief Executive Officer, no bonus was earned in fiscal 2000 because the Company did not achieve its performance objectives.

     The Compensation Committee may from time to time grant options to the Company's executive officers to further align their long-term interests with those of other shareholders. The Compensation Committee believes that such options encourage the executives to employ strategies designed to enhance the long-term value of the Company's Common Stock. During fiscal 2000, options were granted under the 1998 Long Term Incentive Plan to George B. Lemmon, Jr. (options on 38,000 shares of Common Stock) Harry Holiday III (options on 8,000 shares of Common Stock), John M. Morrash (options on 8,000 Shares of Common Stock), Brian Tidwell (options on 8,000 shares of Common Stock), Steven R. Shubert (options on 8,000 shares of Common Stock) and Kirk E. Moore (options on 2,500 shares of Common Stock). In addition, during Fiscal 2000, options were granted under the 1994 Stock Option Plan to Harry Holiday III (options on 30,000 shares of Common Stock), John M. Morrash (options on 50,000 shares of Common Stock) and Kirk Moore (options on 30,000 shares of Common Stock). The Compensation Committee based the grants on a variety of factors, including expected future contribution to the Company's performance. The Compensation Committee may also grant stock options in the future based on this and other factors.


                                          The Compensation Committee

                                          Ellen D. Harvey
                                          James A. Ounsworth
                                          Harry E. Hill

                            STOCK PERFORMANCE CHART

     The following Stock Performance Chart compares the Company's cumulative total shareholder return on its Common Stock for the period from October 29, 1995 (the date the Company's 1995 fiscal year ended) to October 29, 2000 (the date the Company's 2000 fiscal year ended), with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Manufacturing (Diversified Industrials) Index. The comparison assumes $100 was invested on October 29, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                               [GRAPHIC OMITTED]


                                 Base
                                Period
Company/Index                   29Oct95    27Oct96    26Oct97    25Oct98    31Oct99    29Oct00
----------------------------------------------------------------------------------------------
OWOSSO CORPORATION               100        54.69      75.36      50.27      48.76      18.41
STANDARD & POOR'S 500            100       137.16     183.19     182.60     242.46     248.14
STANDARD & POOR'S MANUFACTURING
 (DIVERSIFIED INDUSTRIALS)-500   100       123.03     168.19     194.03     250.04     289.79


                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth information, as of February 1, 2001, with respect to the beneficial ownership of shares of Common Stock and Class A Convertible Preferred Stock of the Company by each person who is known to the Company to be the beneficial owner of more than five percent of either class of stock, by each director or nominee for director, by each of the named executive officers, and by all directors and executive officers as a group. Unless otherwise indicated, each person listed has sole voting power and sole investment power over the shares indicated.

                                                                                  Class A Convertible
                                                   Common Stock                   Preferred Stock (2)
                                       ------------------------------------   ----------------------------
                                            Amount and                         Amount and
                                             Nature of          Percent of      Nature of      Percent of     Percent of
                                            Beneficial            Class        Beneficial        Class          Voting
              Name (1)                       Ownership         Outstanding      Ownership     Outstanding       Power
------------------------------------   --------------------   -------------   ------------   -------------   -----------
Executive Officers and Directors:
George B. Lemmon, Jr. ..............           460,045(3)           7.7%              --            --            6.5%
Harry Holiday III ..................           166,402(4)           2.8%              --            --            2.4%
John M. Morrash ....................           112,629(5)           1.9%              --            --            1.6%
Brian Tidwell ......................            45,350(6)             *               --            --              *
Steven R. Shubert ..................             6,434(7)             *               --            --              *
Kirk E. Moore ......................               500(8)             *               --            --              *
Ellen D. Harvey ....................            25,591(9)             *               --            --              *
Harry E. Hill ......................            29,591(10)            *               --            --              *
Lowell P. Huntsinger ...............            20,091(11)            *          518,433          48.4%           7.8%
Eugene P. Lynch ....................            24,091(12)            *               --            --              *
James A. Ounsworth .................            13,091(13)            *               --            --              *
John R. Reese ......................         2,050,551(14)         34.9%              --            --           29.5%
All directors and executive officers
 as a group (12 persons) ...........         2,954,366(15)         47.0%         518,433          48.4%          40.2%
Other Shareholders:
Morris R. Felt .....................                --                *          259,216          24.2%           3.7%
Randall V. James ...................            14,790(16)            *          293,779          27.4%           4.5%
The Estate of George B. Lemmon,
 Sr. ...............................           515,927              8.8%              --            --            7.5%
John F. Northway, Sr. ..............           687,949(17)         11.8%              --            --           10.0%
Dimensional Fund Advisors, Inc.
 1299 Ocean Avenue Santa
 Monica, CA 90401 ..................           412,300(18)          7.0%              --            --            6.0%

------------
* Less than 1%

(1) Unless otherwise indicated, the address of each person named in the table is: c/o Owosso Corporation, The Triad Building, 2200 Renaissance Boulevard, Suite 150, King of Prussia, Pennsylvania 19406.

(2) Shares of Class A Convertible Preferred Stock are entitled to one vote per share and vote with the Common Stock on all matters on which holders of Common Stock are entitled to vote. Each share of Class A Convertible Preferred Stock is convertible into one share of Common Stock.

(3) Includes 113,600 shares of Common Stock purchasable upon the exercise of stock options. 217,538 shares are held by Mr. Lemmon, Jr. jointly with his wife.

(4) Includes 81,600 shares of Common Stock purchasable upon the exercise of stock options of these shares. 6,000 shares are held by Mr. Holiday's wife.

 (5) Includes 11,600 shares of Common Stock purchasable upon the exercise of stock options of these shares. 82,729 shares are held by Mr. Morrash jointly with his wife.

 (6) Includes 43,800 shares of Common Stock purchasable upon the exercise of stock options. 370 shares are held by Mr. Tidwell jointly with his wife, and 500 shares are held solely by Mr. Tidwell's wife.

 (7) Includes 4,600 shares of Common Stock purchasable upon the exercise of stock options.

 (8) Consists of 500 shares of Common Stock purchasable upon the exercise of stock options.

 (9) Includes 15,000 shares of Common Stock purchasable upon the exercise of stock options.

(10) Includes 17,000 shares of Common Stock purchasable upon the exercise of stock options. 1,000 shares are held by Mr. Hill as custodian for his children.

(11) Includes 17,000 shares of Common Stock purchasable upon the exercise of stock options.

(12) Includes 15,000 shares of Common Stock purchasable upon the exercise of stock options. 5,000 shares are deemed to be beneficially owned by Mr. Lynch as a trustee of a trust under which the children of Mr. Lemmon Jr. are beneficiaries.

(13) Includes 10,000 shares of Common Stock purchasable upon the exercise of stock options.

(14) Includes 30,000 shares of Common Stock purchasable upon the exercise of stock options. 12,000 shares are deemed to be beneficially owned by Mr. Reese as trustee under a trust under which his family members are beneficiaries. 505,460 are held by Mr. Reese jointly with his wife. Also includes 1,500,000 shares held by a limited partnership of which George Lemmon, Sr. and family members are limited partners and of which the general partners are trusts of which Mr. Reese is the trustee and family members of Mr. Lemmon are beneficiaries.

(15) Includes 432,700 shares of Common Stock purchasable upon the exercise of stock options.

(16) Includes 9,700 shares of Common Stock purchasable upon the exercise of stock options.

(17) All of these shares are owned by a family limited partnership.

(18) Information with respect to beneficial ownership is based upon information furnished by the shareholder pursuant to filings with the Securities and Exchange Commission.

                          RELATED PARTY TRANSACTIONS

     For his services as Chairman of the Board of Directors of the Company, John R. Reese was paid a $55,000 annual consulting fee and had use of a car leased by the Company in fiscal 2000.

     In October 1995, in connection with the Company's acquisition of Stature from the shareholders of Stature, which included Lowell P. Huntsinger, Mr. Huntsinger agreed not to compete with the Company in the business of the manufacture and sale of electric motors and parts through October 2000. In addition, a promissory note was issued payable to Mr. Huntsinger. On October 29, 2000, the outstanding balance under the note was $1,000,000, and interest paid was $119,646 in fiscal 2000. The note is payable on demand upon 30 days' notice but will not be prepaid without the approval of a majority of the Company's disinterested directors. Mr. Huntsinger was elected as a director of the Company in connection with the acquisition.

     In October 2000, Mr. Tidwell resigned his position as Vice President of Operations for the Company. Under the terms of his resignation, Mr. Tidwell will receive through June 30, 2001 payments based upon his former annual base salary of $150,000 and all benefits to which he was entitled at the date of his resignation. These payments and benefits are conditional upon Mr. Tidwell's observance of a confidentiality agreement and release that was executed upon his resignation.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities

(collectively, "Reporting Persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of Reporting Persons that no other reports were required to be filed, during the fiscal year ended October 29, 2000, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

                                RATIFICATION OF
                            APPOINTMENT OF AUDITORS
                                 (PROPOSAL 2)

     The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending October 28, 2001, and recommends that the shareholders ratify such selection. This appointment will be submitted to the shareholders for ratification at the Annual Meeting. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                            Audit Committee Report

     The Audit Committee of the Board of Directors has:

     o Reviewed and discussed the audited statements with management;

     o Discussed with Deloitte & Touche LLP, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61; and

     o Received the written disclosures and the letter from Deloitte & Touch LLP required by Independence Standards Board Standard No. 1, and has discussed with Deloitte & Touch LLP is independence.

     In reliance on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 29, 2000.

     Audit Fees:

     Audit fees billed to the Company by Deloitte & Touche LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $ 218,000.

     Financial Information Systems Design and Implementation Fees:

     The Company did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended October 29, 2000.

     All Other Fees:

     Fees billed to the Company by Deloitte & Touche LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services totaled $ 186,000.

     The Audit Committee has considered the non-audit services rendered to the Company by Deloitte & Touche LLP and believes the rendering of those services is not incompatible with Deloitte & Touche LLP maintaining its independence.


                                          The Audit Committee

                                          Harry E. Hill, III, Chairman
                                          Eugene P. Lynch
                                          James A. Ounsworth

     The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Report by specific reference.

     The submission of the appointment of Deloitte & Touche LLP is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. If Deloitte & Touche LLP shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accountants.

     The Board of Directors recommends a vote FOR Proposal 2 to ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending October 28, 2001.

                                OTHER BUSINESS

     The Board of Directors knows of no other matters that will be presented at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons named therein.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended October 29, 2000, accompanies this Proxy Statement.

                             SHAREHOLDER PROPOSALS

     To be eligible for inclusion in the Company's proxy materials for the 2002 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than October 25, 2001, by the Chief Financial Officer of the Company at the Company's principal executive offices, The Triad Building, 2200 Renaissance Boulevard, Suite 150, King of Prussia, Pennsylvania 19406. In addition, the execution of a proxy solicited by the Company in connection with the 2002 Annual Meeting of Shareholders shall confer on the designated proxyholder discretionary voting authority to vote on any shareholder proposal which is not included in the Company's proxy materials for such meeting and for which the Company has not received notice before January 8, 2002.

                            ---------------------

     THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED OCTOBER 29, 2000. REQUESTS SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, OWOSSO CORPORATION, THE TRIAD BUILDING, 2200 RENAISSANCE BOULEVARD, SUITE 150, KING OF PRUSSIA, PENNSYLVANIA 19406.

                                          By Order of the Board of Directors


                                          /s/ George B. Lemmon, Jr.
                                          --------------------------------------
                                          George B. Lemmon, Jr.
                                          President & Chief Executive Officer

Date: February 22, 2001
King of Prussia, Pennsylvania

                                  APPENDIX A

                                CHARTER OF THE
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                      OF
                              OWOSSO CORPORATION
                                   JUNE 2000

                                   ARTICLE I
                                    PURPOSE


     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Owosso Corporation (the "Company") in undertaking and fulfilling its oversight responsibilities in connection with:
(a) reviewing the financial reports and other financial information prepared by the Company for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports; (b) reviewing the Company's systems of internal controls established by management for finance, accounting, legal compliance and ethics that management and the Board have established; (c) reviewing the Company's accounting and financial reporting processes generally; (d) monitoring compliance with legal regulatory requirements; (e) monitoring the independence and performance of the Company's independent public accountants; and (f) providing effective communication between the Board and the Company's independent public accountants.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full power to retain special legal, accounting or other consultants to advise the Committee.

                                  ARTICLE II
                              MEMBERSHIP AND TERM

     (a) Membership. The Committee shall be comprised of at least three members of the Board, and the Committee's composition shall meet the following listing requirements of The Nasdaq Stock Market's National Market.

       (1) Each member of the Committee must not have any relationship with the Company that may interfere with the exercise of the member's independence;

       (2) Each member of the Committee must be financially literate(1) or become financially literate within a reasonable period of time after appointment to the Committee; and

       (3) At least one member of the Committee shall have expertise in accounting or financial reporting.(2)

     (b) Term; Removal. The members of the Committee shall be appointed for a one year term by the Board at its annual meeting. Unless a chairman of the Committee is designated by the Board, the members of the Committee will elect a chairman by formal vote of the Committee's full membership. A member of the Committee may be removed from the Committee at any time at the discretion of the Board.
------------
1. The term "financial literacy" means that a member of the audit committee must have the ability to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows or will become able to do so within a reasonable period of time after being appointed to an audit committee. The term "financial literacy" does not mean that a member must have a chief financial officer's or accounting practitioner's understanding of generally accepted accounting principles, consistently applied, as adopted in the United States of America by the Financial Accounting Standards Board ("GAAP").
2. The term "expertise in accounting or financial reporting" means that at least one member of the audit committee must have had some past employment experience in finance or accounting, a professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                                  ARTICLE III
                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The Company's independent public accountants shall be accountable to the Board and the Committee, and the Board and Committee shall have ultimate authority to select, evaluate and replace the Company's independent public accountants.

                                  ARTICLE IV
                                   MEETINGS

     The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than four times a year. The Committee shall report to the Board at the first board meeting following each such Committee meeting. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                                   ARTICLE V
                               RESPONSIBILITIES

     The following functions are the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this function as appropriate given the circumstances.

       (1) Review and reassess (using assessment tools available through third parties or developed internally) the adequacy of this Committee and its Charter not less than annually and recommend any proposed changes to the Board for approval.

       (2) In accordance with Article III, hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent public accountants or management.

       (3) Review with management and the independent public accountants the audited financial statement to be included in the Company's Annual Report on Form 10- K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), including major issues regarding accounting and auditing principles and practices and any related party transactions as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and review and consider with the independent public accountants the matters required to be discussed by Statement on Auditing Standards ("SAS") 61.

       (4) Review of significant financial reporting issues and judgments made by management and independent public accountants in connection with the preparation of the Company's financial statements.

       (5) Review with the independent public accountants the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS 61 prior to such filing.

       (6) Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

       (7) Review major changes to the Company's auditing and accounting principles and practices as proposed by management and reviewed by the independent public accountants.

       (8) Obtain from the independent public accountants their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient. After the completion of the audit, the Committee shall review with the independent public accountants any problems or difficulties the auditors may have encountered;

       (9) Receive periodic reports from the independent public accountants regarding the independent public accountants' relationships between the independent public accountants and the Company consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the independent public accountants any such disclosed relationships and their impact on the auditor's independence. The Committee shall recommend that the Board take appropriate action to ensure the continuing objectivity and independence of the independent public accountants;

       (10) Review the performance of the independent public accountants and recommend to the Board the appointment or termination of the independent public accountants and the selection of new independent public accountants. The Committee shall also review the fees to be paid to the independent public accountants;

       (11) Recommend to the Board the proposed scope of services for the independent public accountants for each fiscal year, including a review of the independent public accountant's risk assessment process in establishing the scope of the examination, proposed fees, and the reports to be rendered;

       (12) Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

       (13) Review the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

       (14) Prepare the report required by the rules of the Securities and Exchange Commission, regarding the Committee, to be included in the Company's annual proxy statement.

       (15) Report through its Chairman to the Board following the meetings of the Committee.

       (16) Maintain minutes or other records of meetings and activities of the Committee.

       (17) Conduct or authorize investigation into any matters within the Committee's scope of responsibilities.

       (18) Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the audit of the Company as the Committee may, in its discretion, determine to be advisable.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with the generally accepted accounting principles. This is the responsibility of management and the independent public accountants.

     The Committee recognizes that the Company's management is responsible for preparing the Company's financial statements, and the independent public accountants are responsible for auditing or reviewing those financial statements in compliance with applicable law. The Committee also recognizes that management of the Company and the independent public accountants have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out is oversight responsibility, the Committee will not provide any special assurances as to the Company's financial statements or any professional certification as to the independent public accountants' work. In addition, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent public accountants, or to assure compliance with laws and regulations.

                              OWOSSO CORPORATION
              Proxy Solicited On Behalf Of The Board of Directors from holders of Class A Convertible Preferred Stock

     The undersigned, revoking all previous proxies, hereby appoints George B. Lemmon, Jr. and Harry Holiday III, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares of Common Stock and Class A Convertible Preferred Stock which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of Owosso Corporation to be held on March 22, 2001, and at any adjournment or postponement thereof.


1. Election of Directors:

 / / FOR the nominees listed below   / / WITHHOLD AUTHORITY to vote for
                                         the nominees listed below

Nominees: For a one-year term expiring at the Annual Meeting to be held in 2002: Ellen D. Harvey, Harry E. Hill, Lowell P. Huntsinger, George B. Lemmon, Jr., Eugene P. Lynch, James A. Ounsworth, and John R. Reese.

  (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)

                  ------------------------------------------

2. Ratification of appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending October 28, 2001:

                     / / For    / / Against    / / Abstain


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF AND "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 28, 2001. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                              ---------------------------------
                                              Signature of Shareholder


                                              ---------------------------------
                                              Signature of Shareholder


                                              Date:                       , 2001
                                                   -----------------------
                                              NOTE: PLEASE SIGN THIS PROXY
                                              EXACTLY AS NAME(S) APPEAR ON YOUR
                                              STOCK CERTIFICATE. WHEN SIGNING
                                              AS ATTORNEY-IN-FACT, EXECUTOR,
                                              ADMINISTRATOR, TRUSTEE OR
                                              GUARDIAN, PLEASE ADD YOUR TITLE
                                              AS SUCH, AND IF SIGNER IS A
                                              CORPORATION, PLEASE SIGN WITH
                                              FULL CORPORATE NAME BY A DULY
                                              AUTHORIZED OFFICER OR OFFICERS
                                              AND AFFIX THE CORPORATE SEAL.
                                              WHERE STOCK IS ISSUED IN THE NAME
                                              OF TWO (2) OR MORE PERSONS, ALL
                                              SUCH PERSONS SHOULD SIGN.

                              OWOSSO CORPORATION
              Proxy Solicited On Behalf Of The Board of Directors
                         from holders of Common Stock

     The undersigned, revoking all previous proxies, hereby appoints George B. Lemmon, Jr. and Harry Holiday III, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of Owosso Corporation to be held on March 22, 2001, and at any adjournment or postponement thereof.


1. Election of Directors:

 / / FOR the nominees listed below   / / WITHHOLD AUTHORITY to vote for
                                         the nominees listed below


Nominees: For a one-year term expiring at the Annual Meeting to be held in 2002: Ellen D. Harvey, Harry E. Hill, George B. Lemmon, Jr., Eugene
          P. Lynch, James A. Ounsworth, and John R. Reese.

  (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)

                  ------------------------------------------

2. Ratification of appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending October 28, 2001:

                     / / For    / / Against    / / Abstain

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF AND "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 28, 2001. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                              ---------------------------------
                                              Signature of Shareholder


                                              ---------------------------------
                                              Signature of Shareholder


                                              Date:                      , 2001
                                                   ---------------------
                                              NOTE: PLEASE SIGN THIS PROXY
                                              EXACTLY AS NAME(S) APPEAR ON YOUR
                                              STOCK CERTIFICATE. WHEN SIGNING
                                              AS ATTORNEY-IN-FACT, EXECUTOR,
                                              ADMINISTRATOR, TRUSTEE OR
                                              GUARDIAN, PLEASE ADD YOUR TITLE
                                              AS SUCH, AND IF SIGNER IS A
                                              CORPORATION, PLEASE SIGN WITH
                                              FULL CORPORATE NAME BY A DULY
                                              AUTHORIZED OFFICER OR OFFICERS
                                              AND AFFIX THE CORPORATE SEAL.
                                              WHERE STOCK IS ISSUED IN THE NAME
                                              OF TWO (2) OR MORE PERSONS, ALL
                                              SUCH PERSONS SHOULD SIGN.